T. Rowe Price Personal Strategy Income Fund

Supplement to Summary Prospectus Dated October 1, 2019

Effective January 1, 2020, the fund’s name will change from the T. Rowe Price Personal Strategy Income Fund to the T. Rowe Price Spectrum Conservative Allocation Fund. All references throughout the summary prospectus to the Personal Strategy Income Fund are replaced by reference to the Spectrum Conservative Allocation Fund. The portfolio manager, investment objective, investment program, and benchmark will remain unchanged.

The date of this supplement is October 1, 2019.

F101-042-S 10/1/19